Exhibit 10.1

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of November 20, 2015, among:

LUMBER LIQUIDATORS, INC., a Delaware corporation (the “Lead Borrower”);

the BORROWERS party hereto (together with the Lead Borrower, collectively, the “Borrowers”);

the GUARANTORS party hereto;

the LENDERS party hereto; and

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (the “Agent”).

WHEREAS, reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 24, 2015, as amended pursuant to that certain First Amendment to Second Amended and Restated Credit Agreement dated as of May 21, 2015 (as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Lead Borrower and the other Borrowers, the Guarantors party thereto, the Lenders party thereto, and the Agent; and

WHEREAS, the Borrowers and the other Loan Parties have requested that the Agent and the Lenders agree to amend the Credit Agreement as set forth herein; and

WHEREAS, the Agent and the Lenders party hereto are willing to agree to the requests of the Borrowers and the other Loan Parties, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein.

2.	Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

a.	By adding the words “without duplication, (x) Eligible In-Transit Inventory, and (y)” after the words “as of the date of determination thereof,” in the first line of the definition of “Eligible Inventory”, and by adding the words “(other than Eligible In-Transit Inventory)” after the word “Inventory” in the first line of clause (c) of the definition of “Eligible Inventory”.

b.	By adding the following new definitions thereto in appropriate alphabetical order:

“Acceptable Document of Title” means, with respect to any Inventory, a waybill or Document (as defined in the UCC) that (a) is issued by a common carrier which is not an Affiliate of the foreign vendor or any Loan Party which is in actual possession of such Inventory, (b) is issued to the order of a Borrower or, while a Default or Event of Default exists, if so requested by the Agent, to the order of the Agent, (c) is not subject to any Lien (other than in favor of the Agent and Permitted Encumbrances), and (d) the Agent has not notified the Lead Borrower that such waybill or Document is not in form and content reasonably acceptable to the Agent.

“Customs Broker/Carrier Agreement” means an agreement in form and substance reasonably satisfactory to the Agent among a Borrower, a customs broker, freight forwarder, consolidator, or carrier, and the Agent, in which the customs broker, freight forwarder, consolidator, or carrier acknowledges that it has control over and holds the bill of lading or other documents evidencing ownership of the subject Inventory for the benefit of the Agent and agrees, upon notice from the Agent in accordance with the terms of the applicable Customs Broker/Carrier Agreement, to hold and dispose of the subject Inventory solely as directed by the Agent.

“Eligible In-Transit Inventory” means, as of any date of determination thereof, without duplication of other Eligible Inventory, In-Transit Inventory:

(a) Which has been shipped from a foreign location for receipt by a Borrower, but which has not yet been delivered to such Borrower, which In-Transit Inventory has been in transit for forty-five (45) days or less from the date of shipment of such Inventory;

(b) For which the purchase order is in the name of a Borrower and title and risk of loss has passed to such Borrower;

(c) For which an Acceptable Document of Title has been issued, and in each case as to which the Agent has possession or control (as defined in the UCC) to the extent applicable under the UCC over the bills of lading and other documents of title which evidence ownership of the subject Inventory pursuant to a Customs Broker/Carrier Agreement;

(d) Which is insured by marine cargo insurance and other insurance in accordance with the provisions of this Agreement;

(e) For which payment of the purchase price has been made by the Borrower or the purchase price is supported by a Commercial Letter of Credit; and

(f) Which otherwise would constitute Eligible Inventory if located in the United States;

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provided that the Agent may, in its Permitted Discretion, exclude any particular Inventory from the definition of “Eligible In-Transit Inventory” in the event the Agent reasonably determines that such Inventory is subject to any Person’s right of reclamation, repudiation, stoppage in transit or any event has occurred or the Agent determines in its Permitted Discretion is reasonably anticipated to arise which may otherwise materially and adversely impact the value of such Inventory or the ability of the Agent to realize upon such Inventory.

“In-Transit Inventory” means Inventory of a Borrower which is in the possession of a common carrier and is in transit from a foreign vendor of a Borrower from a location outside of the United States to a location of a Borrower that is within the United States.

3.	Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Agent, for the benefit of the Credit Parties, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment.

4.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled or waived:

a.	The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

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c.	No Default or Event of Default shall have occurred and be continuing.

5.	Representations and Warranties.

a.	The execution, delivery and performance by the Loan Parties of this Amendment and the performance of each such Person’s obligations hereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject, except, in each case referred to in this clause (ii), to the extent that any such conflict, breach, termination, contravention, default or payment could not reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation of any Lien upon any of its assets (other than Liens in favor of the Agent under the Security Documents); or (iv) violate any applicable Law, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect.

b.	This Amendment has been duly executed and delivered by each of the Loan Parties. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

6.	Miscellaneous.

a.	The Lenders and the Loan Parties hereby irrevocably authorize the Administrative Agent to correct patent errors and fill in any blanks in this Amendment or any prior amendment to the Credit Agreement or other Loan Document.

b.	This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous letters of intent, commitment letters, agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Amendment.

c.	If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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d.	The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Amendment.

e.	THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

BORROWERS:

LUMBER LIQUIDATORS, INC., as Lead Borrower and as a Borrower

By:	/s/ E. Livingston B. Haskell
Name:	E. Livingston B. Haskell
Title:	Secretary

LUMBER LIQUIDATORS SERVICES, LLC, as a Borrower

By:	LUMBER LIQUIDATORS, INC., its Manager

By:	/s/ E. Livingston B. Haskell
Name:	E. Livingston B. Haskell
Title:	Secretary

GUARANTORS:

LUMBER LIQUIDATORS HOLDINGS, INC., as Parent and as a Guarantor

By:	/s/ E. Livingston B. Haskell
Name:	E. Livingston B. Haskell
Title:	Secretary

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LUMBER LIQUIDATORS LEASING, LLC, as a Guarantor

By:	LUMBER LIQUIDATORS, INC., its Manager

By:	/s/ E. Livingston B. Haskell
Name:	E. Livingston B. Haskell
Title:	Secretary

LUMBER LIQUIDATORS PRODUCTION, LLC, as a Guarantor

By:	LUMBER LIQUIDATORS SERVICES, LLC, its Manager

By: LUMBER LIQUIDATORS, INC., its Manager

By:	/s/ E. Livingston B. Haskell
Name:	E. Livingston B. Haskell
Title:	Secretary

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

Lumber Liquidators Foreign Holdings, LLC, as a Guarantor

By:	LUMBER LIQUIDATORS HOLDINGS, INC., its Manager

By:	/s/ E. Livingston B. Haskell
Name:	E. Livingston B. Haskell
Title:	Secretary

Lumber Liquidators Foreign Operations LLC, as a Guarantor

By:	LUMBER LIQUIDATORS FOREIGN HOLDINGS, LLC, its Manager

By: LUMBER LIQUIDATORS HOLDINGS, INC., its Manager

By:	/s/ E. Livingston B. Haskell
Name:	E. Livingston B. Haskell
Title:	Secretary

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

bank of america, n.a., as Agent

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

bank of america, n.a., as a Lender and L/C Issuer

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement